UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 25, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-02                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



Item 8.01.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On August 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  August 30, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders August 25, 2004



                                  Exhibit 99.1
                 Statement to Certificateholders August 25, 2004



                      Centex Home Equity Loan Trust 2004-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 August 25, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      134,100,000.00    99,728,054.93     7,609,927.38      168,706.63    7,778,634.01     0.00       0.00       92,118,127.55
AF_2       25,800,000.00    25,800,000.00             0.00       57,405.00       57,405.00     0.00       0.00       25,800,000.00
AF_3       66,700,000.00    66,700,000.00             0.00      181,201.67      181,201.67     0.00       0.00       66,700,000.00
AF_4       93,200,000.00    93,200,000.00             0.00      350,276.67      350,276.67     0.00       0.00       93,200,000.00
AF_5        8,500,000.00     8,500,000.00             0.00       34,920.83       34,920.83     0.00       0.00        8,500,000.00
AF_6       36,500,000.00    36,500,000.00             0.00      129,879.17      129,879.17     0.00       0.00       36,500,000.00
AV_1       95,000,000.00    77,051,008.20     3,702,586.29      109,797.69    3,812,383.98     0.00       0.00       73,348,421.91
AV_2      331,070,000.00   265,264,345.08    19,274,955.27      382,422.76   19,657,378.03     0.00       0.00      245,989,389.81
M_1        59,370,000.00    59,370,000.00             0.00      101,423.75      101,423.75     0.00       0.00       59,370,000.00
M_2        33,250,000.00    33,250,000.00             0.00       69,270.83       69,270.83     0.00       0.00       33,250,000.00
M_3        19,000,000.00    19,000,000.00             0.00       42,750.00       42,750.00     0.00       0.00       19,000,000.00
M_4        14,250,000.00    14,250,000.00             0.00       35,625.00       35,625.00     0.00       0.00       14,250,000.00
M_5        14,250,000.00    14,250,000.00             0.00       38,000.00       38,000.00     0.00       0.00       14,250,000.00
B          19,010,000.00    19,010,000.00             0.00       54,653.75       54,653.75     0.00       0.00       19,010,000.00
R                   0.00             0.00             0.00            0.00            0.00     0.00       0.00                0.00
TOTALS    950,000,000.00   831,873,408.21    30,587,468.94    1,756,333.75   32,343,802.69     0.00       0.00      801,285,939.27

X_IO           14,405.44   835,299,491.94             0.00            9.65            9.65     0.00       0.00      807,983,075.12
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1      152314HV5       743.68422767    56.74815347    1.25806585    58.00621931       686.93607420        AF_1      2.030000 %
AF_2      152314HW3     1,000.00000000     0.00000000    2.22500000     2.22500000     1,000.00000000        AF_2      2.670000 %
AF_3      152314HX1     1,000.00000000     0.00000000    2.71666672     2.71666672     1,000.00000000        AF_3      3.260000 %
AF_4      152314HY9     1,000.00000000     0.00000000    3.75833337     3.75833337     1,000.00000000        AF_4      4.510000 %
AF_5      152314HZ6     1,000.00000000     0.00000000    4.10833294     4.10833294     1,000.00000000        AF_5      4.930000 %
AF_6      152314JA9     1,000.00000000     0.00000000    3.55833342     3.55833342     1,000.00000000        AF_6      4.270000 %
AV_1      152314JB7       811.06324421    38.97459253    1.15576516    40.13035768       772.08865168        AV_1      1.710000 %
AV_2      152314JC5       801.23341009    58.22018084    1.15511149    59.37529232       743.01322926        AV_2      1.730000 %
M_1       152314JD3     1,000.00000000     0.00000000    1.70833333     1.70833333     1,000.00000000        M_1       2.050000 %
M_2       152314JE1     1,000.00000000     0.00000000    2.08333323     2.08333323     1,000.00000000        M_2       2.500000 %
M_3       152314JF8     1,000.00000000     0.00000000    2.25000000     2.25000000     1,000.00000000        M_3       2.700000 %
M_4       152314JG6     1,000.00000000     0.00000000    2.50000000     2.50000000     1,000.00000000        M_4       3.000000 %
M_5       152314JH4     1,000.00000000     0.00000000    2.66666667     2.66666667     1,000.00000000        M_5       3.200000 %
B         152314JJ0     1,000.00000000     0.00000000    2.87500000     2.87500000     1,000.00000000        B         3.450000 %
TOTALS                    875.65621917    32.19733573    1.84877237    34.04610809       843.45888344

X_IO      N/A                    #####     0.00000000    0.66988582     0.66988582              #####        X_IO      0.0000000%
---------------------------------------------------------------------------------------------------------  ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    --------------------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                        Email: ryan.m.vaughn@jpmchase.com
                    --------------------------------------------------

Sec. 7.09(ii)                           Distributions Allocable to Principal
                                        Group I
                                        Scheduled Monthly Payments                                                      426,346.46
                                        Curtailments                                                                     60,828.76
                                        Prepayments in Full                                                           6,308,939.51
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group II
                                        Scheduled Monthly Payments                                                       91,037.62
                                        Curtailments                                                                      4,467.16
                                        Prepayments in Full                                                           3,211,123.52
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group III
                                        Scheduled Monthly Payments                                                      286,362.59
                                        Curtailments                                                                     13,003.62
                                        Prepayments in Full                                                          16,914,307.58
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Subordination Increase Amount                                                 3,271,052.12
                                        Excess Overcollateralization Amount                                                   0.00

Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF-1                                                                            0.00
                                        Class AF-2                                                                            0.00
                                        Class AF-3                                                                            0.00
                                        Class AF-4                                                                            0.00
                                        Class AF-5                                                                            0.00
                                        Class AF-6                                                                            0.00
                                        Class AV-1                                                                            0.00
                                        Class AV-2                                                                            0.00
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Subordinate Certificates
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-5                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                    331,332,247.86
                                        Group I Ending Aggregate Loan Balance                                       324,536,133.13

                                        Group II Beginning Aggregate Loan Balance                                   109,914,793.76
                                        Group II Ending Aggregate Loan Balance                                      106,608,165.46

                                        Group III Beginning Aggregate Loan Balance                                  394,052,450.32
                                        Group III Ending Aggregate Loan Balance                                     376,838,776.53

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                            6,697,135.85
                                        Total Required Overcollateralization Amount                                  23,750,360.14

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                           7.4073 %
                                        Group II                                                                          6.3549 %
                                        Group III                                                                         7.3089 %

Sec. 7.09(xi)                           Monthly Remittance Amount
                                        Group I                                                                       8,841,685.69
                                        Group II                                                                      3,889,044.44
                                        Group III                                                                    19,614,072.56

Sec. 7.09(xi)                           Weighted Average Gross Margin
                                        Group II Loans                                                                    7.1020 %
                                        Group III Loans                                                                   8.1166 %

Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                         805,218.43
                                        Group II                                                                        327,097.56
                                        Group III                                                                       699,829.60

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                       6,796,114.73
                                        Group II                                                                      3,306,628.30
                                        Group III                                                                    17,213,673.79

Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00
                                        Subordinate                                                                           0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00
                                        Subordinate                                                                           0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                                 7.41 %
                                        Group II Net WAC Cap                                                                6.35 %
                                        Group III Net WAC Cap                                                               7.31 %
                                        Subordinate Net WAC Cap                                                             7.12 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(xx)                  Stepdown Date Has Not Occurred
Sec. 7.09(b)(i)                Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                               Group 1
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                     60             4,025,953.69                  1.24 %
                                          60-89 days                     17             1,007,511.72                  0.31 %
                                          90+days                         5               430,011.65                  0.13 %
                                          Total                      82                 5,463,477.06                  1.68 %
                                           Group 2
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                     13             1,754,666.39                  1.65 %
                                          60-89 days                      3               299,124.66                  0.28 %
                                          90+days                         3               271,721.50                  0.25 %
                                          Total                      19                 2,325,512.55                  2.18 %
                                           Group 3
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                     76             7,601,980.99                  2.02 %
                                          60-89 days                     20             2,637,953.51                  0.70 %
                                          90+days                         5               341,880.79                  0.09 %
                                           Total                        101            10,581,815.29                  2.81 %
                                           Group Totals
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                    149            13,382,601.07                  1.66 %
                                          60-89 days                     40             3,944,589.89                  0.49 %
                                          90+days                        13             1,043,613.94                  0.13 %
                                           Total                        202            18,370,804.90                  2.28 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                        13              830,485.66                  0.26 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         7            1,044,966.54                  0.98 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                        30            3,254,722.55                  0.86 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                        50            5,130,174.75                  0.63 %

Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                        23            1,870,943.18                  0.58 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         6              684,943.75                  0.64 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                        25            3,183,996.13                  0.84 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                        54            5,739,883.06                  0.71 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                             43.00
                                        Balance of Balloon Loans                                                     2,313,961.52

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %


                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         2              163,620.17                  0.04 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         2              163,620.17                  0.02 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                       199,000.00

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                       12,666.38
                                        Group II:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00
                                        Group III:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                        2,519.61

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(b)(viii)                      60+ Delinquency Percentage (Rolling Three Month)                                  1.0043 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                          0.00 %
                                        Cumulative Realized Losses Since Cut-Off Date                                    15,185.99
                                        Aggregate Loan Balance as of the Cut-Off Date                               950,014,405.44

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                           NO

                                        1-Month LIBOR for Current Distribution Date                                     1.45000 %

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